Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Fund at a Glance as of December 31, 2001

“Our basic goal remains to seek consistent,
superior total return with only moderate risks.”

Portfolio Management

Timothy E. O’Grady
Tenure: November 2001

Sujatha R. Avutu, CFA
Tenure: November 2001

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/1/1996
Average Annual Returns

1 year	-12.16%

5 years	7.94%

Since Portfolio Inception	9.99%

12-month income dividends per share	$0.06

12-month capital gain distributions per share	$0.20

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Growth and Income Fund1 versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The Russell 1000 Value and the Russell 1000 are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Portfolio Manager Interview

How did the fund perform during 2001?

Evergreen VA Growth and Income Fund had a total return of -12.16% for the twelve-month period ended December 31, 2001. The Russell 1000 Value Index and the Russell 1000 Index returned -5.59% and -12.45%, respectively for the same period. During the same year, the average return of variable annuity, multi-cap core portfolios was -12.94%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$66,618,871

Number of Holdings	222

P/E Ratio	19.8x

What was the investment environment like during the year?

It was a challenging period for investing in equities. Economic growth slowed throughout 2001, despite the aggressive actions of the U.S. Federal Reserve Board to stimulate the economy through a series of short-term interest rate cuts. In all, the Fed cut rates 11 different times. Any hopes for a possible early and dramatic economic recovery ended on September 11. The terrorist attacks heightened fears that the economy might fall into a prolonged slump and stock prices fell further. The stock market did recover somewhat in the final weeks of 2001 as sentiment increased that the economy was approaching , or had already hit, the bottom of the downturn.

Overall, technology and other growth industry stocks, which tend to do well during economic expansions, were the worst performers during 2001, while more defensive sectors tended to hold their value better in the downturn. Value stocks, or stocks with lower price/earnings ratios compared to the overall market, tended to outperform growth stocks, which usually depend on earnings growth. Mid-cap stocks tended to do better than large-cap stocks.

A new investment team took responsibility for Evergreen VA Growth and Income Fund in November. How did this affect the fund’s management?

Our basic goal remains to seek consistent, superior total return with only moderate risks. To ensure that we have the benefit of exposure to a variety of opportunities, we have divided the portfolio into two sections, or sleeves. The first section, comprising approximately 60% of net assets, is managed by Evergreen’s large-cap value team, led by Timothy O’Grady, and employs the same policies, strategies and tactics used in the management of Evergreen Strategic Value Fund. It focuses on large-cap value stocks. The second section is managed by a core equity team led by Portfolio Manager Sujatha Avutu, who also manages the Evergreen Equity Income Fund. It employs a multi-cap value strategy in its discipline. We intend to maintain a core portfolio of value stocks, with the potential to participate in a range of opportunities, while reducing overall risks through diversification.

How would you describe your investment strategies, Tim?

We believe healthcare stocks have the potential for earnings growth rates of about 10% per year -- twice the average we expect from the Standard & Poor’s 500 companies. We recently have reduced or sold positions in successful investments and used the proceeds to invest in Merck and Bristol-Myers Squibb, two diversified pharmaceutical companies with attractive stock prices.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Portfolio Manager Interview

Based on their relative valuations, we also emphasized consumer staples stocks, focusing on industry leaders with experienced management -- companies such as Philip Morris, Anheuser-Busch and PepsiCo. Their stock prices have been trading at discounts to the overall market, yet we believe they should have above-average earnings growth rates.

We slightly overweighted energy stocks, emphasizing large, integrated oil companies such as Exxon-Mobil, Chevron-Texaco and Conoco. We believe they should do well as the economy starts to grow again.

Meanwhile, we have modestly underweighted financial services. Within the financial industry, we favored traditional banking stocks, whose lending business should benefit from the spread between short-term and long-term interest rates. However, we are concerned about the stock valuations within the overall industry and the possibility that credit risks may increase. Over the longer term, we believe that large, diversified companies involved in the capital markets, such as Citigroup and JP Morgan, have superior long-term potential.

We continue to underweight technology stocks, which we think are overvalued after the tech bubble of the late 1990s. We also think profits in technology are highly cyclical, and the industry’s earnings growth during the next 12 to 18 months may not justify current valuations.

We are underweighting consumer discretionary stocks for several reasons. We think consumer confidence is uncertain because of the job market and the fact that many consumers have seen their stock portfolios lose value. At the same time, there is little pent-up demand for large consumer purchases. When we have invested in consumer discretionary stocks, we have emphasized companies that can benefit from trends such as home improvement.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Financials	21.6%

Consumer Discretionary	15.0%

Information Technology	13.5%

Industrials	12.9%

Energy	8.6%

How would you describe your strategies in managing the equity income portion of the portfolio, Sujatha?

In pursuing a multi-cap value strategy, we emphasize companies with consistent and sustainable earnings and dividend growth rate attributes. We want to invest in companies that have attractive stock valuations, growing earnings and improving operating performance. We seek to balance long-term growth prospects with short-term momentum factors, and we keep the overall industry weightings close to those of our benchmarks, with relatively minor overweightings and underweightings. Currently, a minimum of 65% of our holdings pay quarterly dividends and we may have as much as 85% of our section invested in dividend-paying companies. Risk management is very important to our process, and we continue to look at stocks in terms of both their upside potential and downside risk. We also are mindful of the opportunity costs of capital and remain alert to the relative opportunities we may gain by selling one stock in favor of another.

Since taking over the portfolio, we have increased the weighting in consumer staples, energy and materials stocks, while reducing healthcare, communications services and capital goods weightings. In consumer staples, we added names such as Philip Morris and Family Dollar, while our new materials holdings include Rohm and Haas and PPG. We recently added 3M to the portfolio.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Portfolio Manager Interview

We have reduced our emphasis on healthcare stocks, which had performed well, because of their high valuations and focused on diversified pharmaceutical companies with attractive valuations, such as Baxter and Becton Dickinson. We cut back our communications services positions, a detractor from performance during 2001, because of the industry’s overcapacity and limited growth.

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

Exxon Mobil Corp.	2.0%

Charter Communications, Inc.	1.8%

Donaldson Co., Inc.	1.8%

Freddie Mac	1.7%

Microsoft Corp.	1.7%

General Electric Co.	1.6%

McGraw-Hill Companies, Inc.	1.4%

Johnson & Johnson Co.	1.3%

BP Amoco Plc	1.3%

Mellon Financial Corp.	1.2%

What is your outlook, Sujatha?

We are cautiously optimistic, with the emphasis on caution.

We believe both the economy and the stock market should do reasonably well during 2002, aided by the accommodative policy of the Federal Reserve, tax and spending fiscal policies designed to stimulate growth, and the recent huge injection of liquidity into the market. All these forces should help the economy over the next two quarters. The sectors that could benefit include industrials, such as basic goods, consumer discretionary and financial services companies.

We do not believe, however, that stock market performance is likely soon to return to the high-return years of the late 1990s. Rather, we think market returns in the coming years are more likely to resemble the long-term averages of 8% to 10% annual growth. Given this perspective, we intend to continue to emphasize many defensive names that do well in low-growth periods as well as some stocks that should prosper in an economic recovery.

What is your investment outlook, Tim?

We think the economy is likely to grow gradually and that a quick and dramatic turnaround is unlikely. The consumer usually leads economic trends, and we do not expect any strong increase in consumer spending in the coming months. Corporate capital spending also is not likely to rise dramatically. Capital spending depends on corporate profitability and we do not anticipate that corporate earnings are likely to rise substantially in the near future.

We believe the portfolio is well positioned for an environment in which economic expansion, if it occurs, is relatively modest.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000	1999 #	1998 #	1997 #

Net asset value, beginning of period	$16.46	$17.44	$15.58	$15.29	$11.83

Income from investment operations

Net investment income	0.06	0.02	0.07	0.16	0.08

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(2.07)	(0.07)	2.74	0.56	4.01

Total from investment operations	(2.01)	(0.05)	2.81	0.72	4.09

Distributions to shareholders from

Net investment income	(0.06)	(0.02)	(0.06)	(0.13)	(0.07)

Net realized gains	(0.20)	(0.91)	(0.89)	(0.30)	(0.56)

Total distributions to shareholders	(0.26)	(0.93)	(0.95)	(0.43)	(0.63)

Net asset value, end of period	$14.19	$16.46	$17.44	$15.58	$15.29

Total return*	(12.16%)	(0.30%)	18.57%	4.77%	34.66%

Ratios and supplemental data

Net assets, end of period (thousands)	$66,619	$85,645	$84,067	$60,576	$31,088

Ratios to average net assets
Expenses‡	0.95%	1.01%	1.01%	1.01%	1.01%

Net investment income	0.41%	0.10%	0.44%	1.02%	0.59%

Portfolio turnover rate	30%	53%	66%	13%	18%

*Total return does not reflect charges attributable to your insurance company’s separate account.

#Net investment income is based on average shares outstanding during the period.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments
December 31, 2001

	Shares	Value

COMMON STOCKS - 92.9%
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 0.5%
Johnson Controls, Inc.	4,200	$339,150
Automobiles - 0.1%
Ford Motor Co.	3,000	47,160
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp., Class A (r)	9,000	252,720
Darden Restaurants, Inc.	2,000	70,800
Hilton Hotels Corp.	10,000	109,200
Starbucks Corp. *	3,000	57,150
489,870
Household Durables - 0.5%
Black & Decker Corp.	2,000	75,460
Leggett & Platt, Inc. (r)	1,000	23,000
Toll Brothers, Inc. *	5,100	223,890
322,350
Leisure Equipment & Products - 0.4%
Brunswick Corp.	11,000	239,360
Eastman Kodak Co. (r)	1,300	38,259
277,619
Media - 10.0%
AOL Time Warner, Inc. *	22,200	712,620
Charter Communications, Inc. * (r)	72,000	1,182,960
Clear Channel Communications, Inc. *	7,229	368,028
Comcast Corp., Class A * (r)	1,700	61,200
Cox Radio, Inc., Class A *	6,000	152,880
Echostar Communications Corp., Class A * (r)	3,000	82,410
Emmis Broadcasting Corp., Class A * (r)	13,900	328,596
Fox Entertainment Group, Inc. *	16,400	435,092
Gaylord Entertainment Co. *	24,000	590,400
Getty Images, Inc. *	12,000	275,760
Lamar Advertising Co., Class A * (r)	1,000	42,340
Liberty Media Corp. *	13,000	182,000
McGraw-Hill Companies, Inc.	15,200	926,896
New York Times Co., Class A	12,100	523,325
Univision Communications, Inc., Class A * (r)	10,400	420,784
Viacom, Inc., Class A *	9,000	398,250
6,683,541
Multi-line Retail - 0.6%
Costco Wholesale Corp. *	3,000	133,140
Target Corp.	2,200	90,310
Wal-Mart Stores, Inc.	2,500	143,875
367,325
Specialty Retail - 1.2%
Gap, Inc.	100	1,394
Intimate Brands, Inc., Class A (r)	20,800	309,088
RadioShack Corp.	12,000	361,200
Sherwin-Williams Co.	3,000	82,500
Williams Sonoma, Inc. *	1,000	42,900
797,082

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.3%
Nike, Inc., Class B	4,000	$224,960
CONSUMER STAPLES - 3.0%
Beverages - 0.8%
Anheuser-Busch Companies, Inc.	6,200	280,302
Coca-Cola Co.	5,800	273,470
553,772
Food Products - 0.8%
H.J. Heinz Co.	6,400	263,168
Kraft Foods, Inc., Class A	8,017	272,819
535,987
Personal Products - 1.0%
Colgate-Palmolive Co.	2,400	138,600
Estee Lauder Companies, Inc., Class A (r)	16,200	519,372
657,972
Tobacco - 0.4%
Philip Morris Companies, Inc.	5,700	261,345
ENERGY - 8.6%
Energy Equipment & Services - 1.0%
GlobalSantaFe Corp.	1,000	28,520
Nabors Industries, Inc. *	2,000	68,660
Schlumberger, Ltd. (r)	3,900	214,305
Tidewater, Inc.	4,700	159,330
Transocean Sedco Forex, Inc.	800	27,056
Weatherford International, Inc. *	4,100	152,766
650,637
Oil & Gas - 7.6%
BP Amoco Plc, ADR (r)	18,464	858,761
Burlington Resources, Inc.	15,150	568,731
Conoco, Inc.	9,984	282,547
Devon Energy Corp.	6,100	235,765
Exxon Mobil Corp.	34,300	1,347,990
Houston Exploration Co. *	4,200	141,036
Kerr-McGee Corp.	11,290	618,692
Murphy Oil Corp.	3,500	294,140
Phillips Petroleum Co.	8,240	496,542
Unocal Corp.	6,000	216,420
5,060,624
FINANCIALS - 21.6%
Banks - 8.2%
AmSouth Bancorp	10,000	189,000
Astoria Financial Corp. (r)	8,000	211,680
Bank United Corp. *	13,700	1,370
Dime Bancorp, Inc.	2,000	72,160
Greater Bay Bancorp (r)	9,200	262,936
Huntington Bancshares, Inc.	900	15,471
Mellon Financial Corp.	21,500	808,830
North Fork Bancorp, Inc.	7,000	223,930
Pacific Century Financial Corp.	10,600	274,434
PNC Financial Services Group	2,900	162,980

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
SouthTrust Corp.	16,200	$399,654
Susquehanna Bancshares, Inc.	6,975	145,429
U.S. Bancorp	10,246	214,449
Washington Mutual, Inc. (r)	15,065	492,625
Webster Financial Corp.	21,500	677,895
Wells Fargo & Co.	16,022	696,156
Wilmington Trust Corp.	9,200	582,452
5,431,451
Diversified Financials - 7.5%
American Express Co. (r)	5,400	192,726
Citigroup, Inc.	13,633	688,194
Fannie Mae	2,000	159,000
Freddie Mac	17,300	1,131,420
GATX Corp.	6,600	214,632
J.P. Morgan Chase & Co.	6,900	250,815
Legg Mason, Inc.	11,000	549,780
Neuberger-Berman, Inc.	10,200	447,780
Principal Financial Group	5,500	132,000
State Street Corp. (r)	9,000	470,250
T. Rowe Price Group, Inc.	19,000	659,870
Waddell & Reed Financial, Inc., Class A	4,000	128,800
5,025,267
Insurance - 3.7%
AMBAC Financial Group, Inc.	3,950	228,547
American International Group, Inc. (r)	7,214	572,791
Hartford Financial Services Group, Inc.	5,000	314,150
Lincoln National Corp.	5,000	242,850
Progressive Corp.	4,300	641,990
Prudential Financial, Inc. *	1,050	61,110
RenaissanceRe Holdings, Ltd.	1,000	95,400
UnumProvident Corp.	12,100	320,771
2,477,609
Real Estate - 2.2%
Boston Properties, Inc. REIT	11,000	418,000
Duke Weeks Realty Corp. REIT	25,460	619,442
Equity Office Properties Trust REIT	4,400	132,352
Weingarten Realty Investors REIT	6,000	288,000
1,457,794
HEALTH CARE - 8.2%
Biotechnology - 1.1%
Applera Corp. (r)	7,525	295,507
Gilead Sciences, Inc. * (r)	3,500	230,020
Immunex Corp. * (r)	2,000	55,420
QLT Phototherapeutics, Inc. *	4,800	121,968
702,915
Health Care Equipment & Supplies - 2.2%
Apogent Technology, Inc. *	16,600	428,280
Baxter International, Inc.	5,500	294,965
Becton Dickinson & Co.	10,000	331,500
Guidant Corp. * (r)	5,000	249,000
Sybron Dental Specialties, Inc. *	5,533	119,402
Zimmer Holdings, Inc. *	530	16,186
1,439,333

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.6%
Anthem, Inc. * (r)	2,400	$118,800
Cardinal Health, Inc.	3,682	238,078
Caremark Rx, Inc. * (r)	3,300	53,823
410,701
Pharmaceuticals - 4.3%
Abbott Laboratories	13,000	724,750
American Home Products Corp.	11,000	674,960
Bristol-Myers Squibb Co.	5,800	295,800
Johnson & Johnson Co.	14,540	859,314
Merck & Co., Inc.	2,300	135,240
Pharmacia Corp.	4,350	185,528
2,875,592
INDUSTRIALS - 12.9%
Aerospace & Defense - 2.0%
Boeing Co.	3,500	135,730
General Dynamics Corp.	4,000	318,560
Lockheed Martin Corp.	12,900	602,043
Northrop Grumman Corp.	2,800	282,268
1,338,601
Air Freight & Couriers - 1.8%
Expeditors International of Washington, Inc.	12,900	734,655
United Parcel Service, Inc., Class B	8,000	436,000
1,170,655
Building Products - 0.6%
Masco Corp. (r)	15,000	367,500
Commercial Services & Supplies - 1.7%
Certegy, Inc. *	5,500	188,210
Convergys Corp. *	18,900	708,561
Equifax, Inc.	11,000	265,650
1,162,421
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc. * (r)	3,300	217,800
Industrial Conglomerates - 2.3%
General Electric Co.	26,600	1,066,128
Honeywell International, Inc.	14,000	473,480
1,539,608
Machinery - 2.9%
AptarGroup, Inc.	12,000	420,360
Caterpillar, Inc.	7,000	365,750
Donaldson Co., Inc.	30,000	1,165,200
1,951,310
Road & Rail - 1.3%
CNF Transportation, Inc.	2,500	83,875
Kansas City Southern Industries, Inc. *	11,500	162,495
Swift Transportation, Inc. *	1,900	40,869
Union Pacific Corp.	10,200	581,400
868,639

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 12.0%
Communications Equipment - 1.6%
3Com Corp. *	20,750	$132,385
Cisco Systems, Inc. *	20,548	372,124
Corning, Inc. (r)	9,000	80,280
McData Corp. *	334	8,183
Motorola, Inc.	25,136	377,543
Nokia Corp., ADR	4,400	107,932
1,078,447
Computers & Peripherals - 1.3%
Dell Computer Corp. *	8,100	220,158
EMC Corp. *	13,000	174,720
Hewlett-Packard Co.	1,500	30,810
International Business Machines Corp.	3,000	362,880
Palm, Inc. * (r)	16,060	62,313
850,881
Electronic Equipment & Instruments - 0.7%
APW, Ltd. *	7,000	11,690
Emerson Electric Co.	1,900	108,490
Jabil Circuit, Inc. *	12,200	277,184
Methode Electronics, Inc., Class A	4,900	39,200
436,564
IT Consulting & Services - 0.4%
Computer Sciences Corp. *	5,800	284,084
Semiconductor Equipment & Products - 3.2%
Altera Corp. *	5,700	120,954
Applied Materials, Inc. *	1,900	76,190
Atmel Corp. *	3,000	22,110
Conexant Systems, Inc. * (r)	1,000	14,360
Intel Corp.	18,600	584,970
KLA-Tencor Corp. * (r)	12,000	594,720
Lattice Semiconductor Corp. * (r)	2,000	41,140
Micron Technology, Inc. *	6,700	207,700
Texas Instruments, Inc.	15,550	435,400
2,097,544
Software - 4.8%
Adobe Systems, Inc.	10,000	310,500
Intuit, Inc. *	2,000	85,560
Macromedia, Inc. *	6,100	108,580
Microsoft Corp. *	16,800	1,113,000
National Instruments Corp. * (r)	12,000	449,520
Oracle Corp. *	18,100	249,961
Peregrine Systems, Inc. *	3,000	44,490
Rational Software Corp. *	11,200	218,400
Siebel Systems, Inc. *	1,000	27,980
Veritas Software Corp. *	13,573	608,477
3,216,468
MATERIALS - 5.2%
Chemicals - 3.4%
Albemarle Corp.	8,800	211,200
Dow Chemical Co.	11,500	388,470
Elcor Chemical Corp.	12,600	350,154
Engelhard Corp.	21,000	581,280
IMC Global, Inc.	22,000	286,000

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
PPG Industries, Inc.	4,800	$248,256
Rohm & Haas Co.	5,800	200,854
2,266,214
Construction Materials - 0.4%
Martin Marietta Materials, Inc. (r)	5,300	246,980
Containers & Packaging - 0.2%
Sealed Air Corp. *	3,216	131,277
Metals & Mining - 0.3%
Phelps Dodge Corp.	6,300	204,120
Paper & Forest Products - 0.9%
Deltic Timber Corp.	6,000	164,400
International Paper Co.	6,400	258,240
Weyerhaeuser Co.	4,000	216,320
638,960
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.2%
Broadwing, Inc. *	3,700	35,150
Centurytel, Inc.	4,000	131,200
Deutsche Telekom AG, ADR (r)	10,205	172,465
L-3 Communications Holdings, Inc. * (r)	6,050	544,500
SBC Communications, Inc.	6,000	235,020
Verizon Communications, Inc.	7,100	336,966
1,455,301
Wireless Telecommunications Services - 0.2%
AT&T Wireless Services, Inc. * (r)	12,054	173,216
UTILITIES - 4.7%
Electric Utilities - 2.8%
Allegheny Energy, Inc.	6,000	217,320
American Electric Power Co., Inc.	4,800	208,944
Calpine Corp. * (r)	4,000	67,160
Dominion Resources, Inc.	2,300	138,230
Duke Energy Corp.	23,800	703,980
Mirant Corp. *	1,250	20,025
TXU Corp.	4,500	212,175
UtiliCorp United, Inc.	3,300	83,061
Xcel Energy, Inc.	7,700	213,598
1,864,493
Gas Utilities - 1.6%
Piedmont Natural Gas Co., Inc.	13,000	465,400
Sempra Energy	8,200	201,310
Southwestern Energy Co. *	38,000	395,200
1,061,910
Multi-Utilities - 0.3%
Dynegy, Inc., Class A (r)	3,300	84,150
Williams Companies, Inc.	4,000	102,080
186,230
Total Common Stocks		61,899,279
CONVERTIBLE PREFERRED STOCKS - 0.2%
MATERIALS - 0.2%
Containers & Packaging - 0.2%
Sealed Air Corp., Ser. A, $2.00, 04/01/2018	2,850	118,133

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

PREFERRED STOCKS - 0.0%
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Fresenius National Medical Care, Inc., Ser. D *	3,500	$133

	Principal Amount	Value

CONVERTIBLE DEBENTURES - 2.3%
CONSUMER DISCRETIONARY - 0.7%
Internet & Catalog Retail - 0.2%
Amazon.Com, Inc., 4.75%, 02/01/2009	$250,000	$125,313
Media - 0.5%
Getty Images, Inc., 5.00%, 03/15/2007	400,000	331,500
INFORMATION TECHNOLOGY - 1.5%
Semiconductor Equipment & Products - 1.0%
Burr-Brown Corp. (exchangeable for Texas Instruments, Inc. Common Stock), 4.25%, 02/15/2007	40,000	42,600
RF Micro Devices, Inc., 3.75%, 08/15/2005	115,000	95,162
Triquint Semiconductor, Inc., 4.00%, 03/01/2007	450,000	330,750
Vitesse Semiconductor Corp., 4.00%, 03/15/2005	200,000	156,500
625,012
Software - 0.5%
I2 Technologies, Inc., 5.25%, 12/15/2006	25,000	18,750
Juniper Networks, Inc., 4.75%, 03/15/2007	350,000	255,500
Siebel Systems, Inc., 5.50%, 09/15/2006	50,000	70,750
345,000
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunications Services - 0.1%
American Tower Corp., 6.25%, 10/15/2009	100,000	74,875
Total Convertible Debentures		1,501,700

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

SHORT-TERM INVESTMENTS - 20.0%
MUTUAL FUND SHARES - 20.0%
Evergreen Institutional Money Market Fund (o)	3,021,998	$3,021,998
Navigator Prime Portfolio (rr)	10,317,632	10,317,632
Total Short-Term Investments		13,339,630
Total Investments - (cost $76,268,839) - 115.4%		76,858,875
Other Assets and Liabilities - (15.4%)		(10,240,004)
Net Assets - 100.0%		$66,618,871

*	Non-income producing security.
(r)	All or a portion of this security is on loan.
(rr)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$76,268,839
Net unrealized gains on securities	590,036

Market value of securities	76,858,875
Receivable for Fund shares sold	8,744
Dividends and interest receivable	98,039

Total assets	76,965,658

Liabilities
Payable for securities on loan	10,317,632
Advisory fee payable	2,762
Due to other related parties	368
Accrued expenses and other liabilities	26,025

Total liabilities	10,346,787

Net assets	$66,618,871

Net assets represented by
Paid-in capital	$68,219,194
Undistributed net investment income	8,620
Accumulated net realized losses on securities and foreign currency related transactions	(2,198,979)
Net unrealized gains on securities	590,036

Total net assets	$66,618,871

Shares outstanding	4,694,066

Net asset value per share	$14.19

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends (net of foreign witholding taxes of $3,576)	$818,006
Interest	176,955

Total investment income	994,961

Expenses
Advisory fee	547,250
Administrative services fees	72,967
Transfer agent fee	315
Trustees’ fees and expenses	1,473
Printing and postage expenses	28,584
Custodian fee	14,543
Professional fees	15,818
Organization expenses	680
Other	13,676

Total expenses	695,306
Less: Expense reductions	(2,133)

Net expenses	693,173

Net investment income	301,788

Net realized and unrealized losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(2,178,647)
Foreign currency related transactions	(658)

Net realized losses on securities and foreign currency related transactions	(2,179,305)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(8,644,647)

Net realized and unrealized losses on securities and foreign currency related transactions	(10,823,952)

Net decrease in net assets resulting from operations	$(10,522,164)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment income	$301,788	$84,700
Net realized gains or losses on securities and foreign currency related transactions	(2,179,305)	3,810,413
Net change in unrealized gains or losses on securities and foreign currency related transactions	(8,644,647)	(4,026,592)

Net decrease in net assets resulting from operations	(10,522,164)	(131,479)

Distributions to shareholders from
Net investment income	(286,594)	(87,735)
Net realized gains	(999,973)	(4,509,259)

Total distributions to shareholders	(1,286,567)	(4,596,994)

Capital share transactions
Proceeds from shares sold	2,093,844	7,153,790
Payment for shares redeemed	(10,598,187)	(5,443,922)
Net asset value of shares issued in reinvestment of distributions	1,286,568	4,596,993
Net increase (decrease) in net assets resulting from capital share transactions	(7,217,775)	6,306,861

Total increase (decrease) in net assets	(19,026,506)	1,578,388

Net assets
Beginning of period	85,645,377	84,066,989

End of period	$66,618,871	$85,645,377

Undistributed (overdistributed) net investment income	$8,620	$(5,096)

Other Information:
Share increase (decrease)
Shares sold	138,255	429,404
Shares redeemed	(743,443)	(320,794)
Shares issued in reinvestment of distributions	94,506	276,330

Net increase (decrease) in shares	(510,682)	384,940

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Growth and Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D. Securities Lending

The Fund may lend their securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securiites or in agianing access to the collateral.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Notes to Financial Statements (continued)

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and certain distributions received from real estate investment trusts.

H. Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of December 31, 2001, all organization expenses have been fully amortized.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed by applying percentage rates, starting at 0.75% and declining to 0.70% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $21,546,987 and $29,916,548, respectively, for the year ended December 31, 2001.

The Fund loaned securities during the year ended December 31, 2001 to certain brokers. At December 31, 2001, the value of securities on loan and the value of collateral (including accrued interest) amounted to $9,838,069 and $10,317,632, respectively. During the year ended December 31, 2001, the Fund earned $31,471 in income from securities lending.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Notes to Financial Statements (continued)

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $76,273,187. The gross unrealized appreciation and depreciation on securities based on tax cost was $8,889,900 and $8,304,212, respectively, with a net unrealized appreciation of $585,688.

For income tax purposes, capital and currency losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October capital and currency losses of $2,194,631 and $658, respectively.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $2,133 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

8. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen VA Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Growth and Income Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Growth and Income Fund, as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Growth and Income Fund
Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $999,888, or $0.195 per share, as long-term capital gain distributions for the year ended December 31, 2001.

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction.

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Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560858 12/01